Confidential ©2006 Catalina Marketing Corporation
Reproduce by written permission only
Reconciliation of Differences Between GAAP and Non-
Reconciliation of Differences Between GAAP and Non-
GAAP Financial Measures
GAAP Financial Measures
We may, from time to time, discuss performance using the non-GAAP financial measures presented on the following slides.  The following tables provide a reconciliation of the differences between the non-
GAAP financial measures presented herein and the most directly comparable financial measures calculated and presented in
accordance with GAAP.
The following slides include reconciliations for:
Revenues, operating income, net income, and EPS FY01 – FY06
Catalina Health Resource revenues, operating profit, and net income
Exhibit 99.5

Confidential ©2006 Catalina Marketing Corporation
Reproduce by written permission only
Reconciliation of U.S. GAAP to Pro Forma Financial
Reconciliation of U.S. GAAP to Pro Forma Financial
Measures
Measures
Consolidated Revenue, Operating Income, Net Income, and EPS Consolidated Revenue, Operating Income, Net Income, and EPS
in $ millions
Consolidated Revenue: 2001 2002 2003 2004 2005 2006
* Non-GAAP Pro Forma 343.2 $      374.5 $      385.5 $      397.1 $      410.1 $      417.7 $
CHR revenue adjustment (3.2) $         (6.6) $         (1.7) $         11.6 $        - $          - $
GAAP 340.0 $      367.9 $      383.8 $      408.6 $      410.1 $      417.7 $
Cons. Oper. Income: 2001 2002 2003 2004 2005 2006
* Non-GAAP Pro Forma 89.2 $        105.6 $      87.8 $        86.5 $        108.8 $      114.2 $
CHR revenue adjustment (3.2) $         (6.6) $         (1.7) $         11.6 $        - $          - $
GAAP 86.0 $        99.0 $        86.1 $        98.1 $        108.8 $      114.2 $
Cons. Inc. From Cont. Ops.: 2001 2002 2003 2004 2005 2006
* Non-GAAP Pro Forma 57.6 $        70.9 $        52.7 $        53.5 $        68.6 $        71.6 $
CHR revenue adjustment (1.9) $         (4.3) $         (1.1) $         6.9 $          - $          - $
GAAP 55.7 $        66.6 $        51.6 $        60.4 $        68.6 $        71.6 $
Cons. Diluted EPS: 2001 2002 2003 2004 2005 2006
* Non-GAAP Pro Forma 0.99 $        1.24 $        0.96 $        1.02 $        1.31 $        1.46 $
CHR revenue adjustment (0.03) $       (0.07) $       (0.02) $       0.13 $        - $          - $
GAAP 0.96 $        1.17 $        0.94 $        1.15 $        1.31 $        1.46 $
* The non-GAAP pro forma results are a supplement to the financial data that is based on generally accepted accounting principles (GAAP). The non-GAAP pro forma results reflect adjustments to exclude non-recurring revenue resulting from the one-
time deferral of CHR revenues in prior periods (and the related tax effect) resulting from revenue recognition adjustments in such prior years. The company believes this presentation provides useful information to investors because it assists investors in better understanding the company's operations for comparability with recurring results for the future. It should be emphasized, however, that these measurements are not a substitution for GAAP-based financial statements.

Confidential ©2006 Catalina Marketing Corporation
Reproduce by written permission only
Reconciliation of U.S. GAAP to Pro Forma Financial
Reconciliation of U.S. GAAP to Pro Forma Financial
Measures
Measures
CHR Revenue, Operating Profit, and Net Income CHR Revenue, Operating Profit, and Net Income
* The non-GAAP pro forma results are a supplement to the financial data that is based on generally accepted accounting principles (GAAP). The non-GAAP pro forma results reflect adjustments to exclude non-recurring revenue resulting from the one-
time deferral of CHR revenues in prior periods (and the related tax effect) resulting from revenue recognition adjustments in such prior years. The company believes this presentation provides useful information to investors because it assists investors in better understanding the company's operations for comparability with recurring results for the future. It should be emphasized, however, that these measurements are not a substitution for GAAP-based financial statements.
in $ millions
2001 2002 2003 2004 2005 2006
* Non-GAAP Pro Forma 35.9 $       71.4 $       64.7 $       66.2 $       76.2 $       89.5 $
CHR revenue adjustment (3.2) $        (6.6) $        (1.7) $        11.6 $       - $         - $
GAAP Revenue 32.7 $       64.8 $       63.0 $       77.8 $       76.2 $       89.5 $
2001 2002 2003 2004 2005 2006
* Non-GAAP Pro Forma (4.5) $        3.1 $         (6.8) $        0.6 $         15.7 $       27.6 $
CHR revenue adjustment (3.2) $        (6.6) $        (1.7) $        11.6 $       - $         - $
GAAP Operating Profit (7.7) $        (3.5) $        (8.5) $        12.2 $       15.7 $       27.6 $
2001 2002 2003 2004 2005 2006
* Non-GAAP Pro Forma (2.3) $        2.2 $         (4.0) $        0.4 $         9.4 $         16.4 $
CHR revenue adjustment (1.9) $        (4.3) $        (1.1) $        6.9 $         - $         - $
GAAP Net Income (4.2) $        (2.1) $        (5.1) $        7.3 $         9.4 $         16.4 $
CHR Net Income:
CHR Operating Profit:
CHR Revenue: